Financial Instruments - Estimated Fair Market Values of Financial Instruments Not Carried at Fair Value in Consolidated Balance Sheets (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2015	Dec. 31, 2014	Mar. 31, 2014
Debt Instrument Fair Value Carrying Value [Abstract]
Total	$ 19,571	$ 21,472	$ 22,148
Financing receivables, fair value	19,383	21,427
Total	26,639	29,594
Debt, fair value	$ 27,123	$ 29,883